EXHIBIT 10.8(b)



                 CF INDUSTRIES, INC. PRODUCT PURCHASE AGREEMENT
                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         KNOW ALL MEN BY THESE PRESENTS, that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to that certain Asset Purchase Agreement dated as of July 23, 1998 (the "Asset Purchase Agreement"), between Gold Kist Inc., a Georgia agricultural cooperative marketing association ("Gold Kist") and Southern States Cooperative, Inc., a Virginia agricultural cooperative corporation ("Southern States"), Gold Kist hereby assigns all of its rights and obligations under a certain Member Product Purchase Agreement (executed September 16, 1975) between Gold Kist and CF Industries, Inc., a Delaware corporation ("CF") (the "MPPA") to Southern States, and Southern States accepts and assumes all such rights and obligations to the same extent as if it had executed a new MPPA.

         This agreement is further subject to the terms and provisions of that certain letter agreement dated June 1, 1998, between CF, Southern States, and Gold Kist, and shall be binding upon, and inure to the benefit of, Gold Kist, Southern States, and their respective successors and assigns.

         IN WITNESS WHEREOF, each of Gold Kist and Southern States has caused this instrument to be signed and delivered by its duly authorized officer on October 13, 1998.

                                               GOLD KIST INC.


                                               By     /s/ Gayland O. Coan
                                                  ------------------------
                                               Name:   Gaylord O. Coan
                                               Title:  President and Chairman


                                               SOUTHERN STATES COOPERATIVE, INC.


                                               By     /s/ Wayne A. Boutwell
                                                  ----------------------------
                                               Name:   Wayne A. Boutwell
                                               Title:  President and CEO

CONSENTED AND AGREED TO:

CF INDUSTRIES, INC.


By   /s/ Robert C. Liuzzi
-------------------------
Name:  Robert C. Liuzzi
Title: President and CEO